Exhibit 99.2

Investor Supplement
First Fiscal Quarter 2015
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
December 31, 2014

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlights

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(Dollars in millions)
Revenues:
Premiums	$11.6	$14.2	$13.1	$14.6	$13.7
Net investment income	208.4	200.6	191.2	184.3	183.4
Net investment gains (losses)	58.5	40.0	145.0	(1.7)	123.4
Insurance and investment product fees and other	19.8	17.0	18.6	17.1	15.6
Total revenues	298.3	271.8	367.9	214.3	336.1

Adjusted Operating Income ("AOI")	$27.1	$27.9	$35.2	$47.8	$25.0
Net income	$14.1	$38.7	$56.5	$24.8	$42.7

Per Unrestricted Common Shares Amounts:
Basic:
AOI	$0.46	$0.48	$0.60	$0.82	$0.51
Net Income	$0.24	$0.66	$0.97	$0.43	$0.87
Diluted:
AOI	$0.46	$0.48	$0.60	$0.82	$0.51
Net Income	$0.24	$0.66	$0.97	$0.42	$0.87

Dividends Paid to Shareholders Per Share	$0.065	$0.065	$0.065	$0.065	$0.915

At Period End
Cash and cash equivalents	$555.5	$576.4	$818.3	$701.5	$759.5
Total investments	$19,334.6	$18,801.5	$18,370.7	$17,814.6	$17,225.6
Total assets	$24,751.6	$24,152.7	$23,838.9	$23,356.1	$22,919.4
Contractholder funds	$17,160.1	$16,463.5	$16,217.9	$15,998.3	$15,519.7
Future policy benefits	$3,483.8	$3,504.3	$3,516.1	$3,533.7	$3,545.9
Notes payable	$300.0	$300.0	$300.0	$300.0	$300.0
Total equity	$1,665.4	$1,659.2	$1,676.6	$1,496.4	$1,305.5
Total equity excluding accumulated other comprehensive income ("AOCI")	$1,320.2	$1,309.6	$1,274.0	$1,220.9	$1,199.4
Common shares issued and outstanding	58.70	58.44	58.44	58.44	58.27

GAAP Book value per share	$28.37	$28.39	$28.69	$25.61	$22.40
GAAP Book Value per Share excluding AOCI	$22.49	$22.41	$21.80	$20.89	$20.58
Debt to total Capitalization excluding AOCI	18.5%	18.6%	19.1%	19.7%	20.0%
Return on average shareholders' equity	4.3%	12.0%	18.1%	8.2%	15.4%
Statutory Book value per share(1)	$19.61	$19.41	$18.93	$19.27	$19.02
Statutory Book value per share excluding IMR and AVR(1)	$30.55	$30.69	$30.29	$29.15	$28.87
(1) The statutory book value per share and the statutory book value per share excluding interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are estimates due to the timing of the filing of statutory statements and are prepared consistent with the presentation of the statutory financial statements in the combined annual statement.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
ASSETS
Investments:
Fixed maturities securities, available-for-sale, at fair value (amortized cost: December 31, 2014 - $17,172.2; September 30, 2014 - $16,691.9)	$17,910.4	$17,434.6	$17,007.4	$16,865.1	$16,327.6
Equity securities, available-for-sale, at fair value (amortized cost: December 31, 2014 - $640.7; September 30, 2014 - $679.0)	657.9	697.7	698.4	353.1	286.9
Derivative investments	306.2	296.3	324.7	273.0	294.5
Commercial mortgage loans	206.8	136.2	148.6	116.5	103.3
Other invested assets	253.3	236.7	191.6	206.9	213.3
Total investments	19,334.6	18,801.5	18,370.7	17,814.6	17,225.6
Related party loans	93.2	112.7	124.1	145.7	96.4
Cash and cash equivalents	555.5	576.4	818.3	701.5	759.5
Accrued investment income	163.8	181.8	157.2	178.7	157.8
Reinsurance recoverable	3,728.6	3,664.8	3,675.4	3,694.0	3,723.7
Intangibles, net	592.6	515.0	455.7	499.8	561.0
Deferred tax assets	132.4	137.4	109.5	187.4	240.1
Other assets	150.9	163.1	128.0	134.4	155.3
Total assets	$24,751.6	$24,152.7	$23,838.9	$23,356.1	$22,919.4

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$17,160.1	$16,463.5	$16,217.9	$15,998.3	$15,519.7
Future policy benefits	3,483.8	3,504.3	3,516.1	3,533.7	3,545.9
Funds withheld for reinsurance liabilities	1,376.0	1,330.8	1,339.3	1,362.3	1,381.2
Liability for policy and contract claims	67.8	58.1	61.0	60.5	60.3
Debt	300.0	300.0	300.0	300.0	300.0
Other liabilities	698.5	836.8	728.0	604.9	806.8
Total liabilities	23,086.2	22,493.5	22,162.3	21,859.7	21,613.9

Shareholders' equity:
Preferred stock ($.01 par value, 50,000,000 shares authorized, no shares issued at December 31, 2014)	—	—	—	—	—
Common stock ($.01 par value, 500,000,000 shares authorized, 58,702,042 issued and outstanding at December 31, 2014; 58,442,721shares issued and outstanding at September 30, 2014)	0.6	0.6	0.6	0.6	0.6
Treasury Stock, at cost (51,115 shares at December 31, 2014; no shares at September 30, 2014)	(1.3)	—	—	—	—
Additional paid-in capital	703.7	702.1	701.4	701.1	700.5
Retained earnings	617.2	606.9	572.0	519.2	498.3
Accumulated other comprehensive income	345.2	349.6	402.6	275.5	106.1
Total shareholders' equity	1,665.4	1,659.2	$1,676.6	$1,496.4	$1,305.5
Total liabilities and shareholders' equity	$24,751.6	$24,152.7	$23,838.9	$23,356.1	$22,919.4

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$10.3	$10.9	$11.2	$12.4	$11.4
Life contingent immediate annuity	1.3	3.3	1.9	2.2	2.3
Net investment income	208.4	200.6	191.2	184.3	183.4
Net investment gains	58.5	40.0	145.0	(1.7)	123.4
Surrender charges	4.4	5.1	5.8	4.7	5.6
Cost of insurance fees and other income	15.4	11.9	12.8	12.4	10.0
Total revenues	298.3	271.8	367.9	214.3	336.1
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	18.9	17.7	19.0	15.7	16.3
Life contingent immediate annuity benefits and changes in future policy benefits	10.1	16.3	10.2	17.1	10.5
Interest sensitive and index product benefits and changes in future policy benefits	194.7	115.2	213.3	146.1	190.1
General expenses	28.0	21.1	22.3	29.3	27.3
Acquisition expenses	87.8	60.8	51.0	60.1	46.7
Deferred acquisition costs	(86.6)	(61.1)	(50.4)	(57.4)	(48.0)
Amortization of intangibles	16.2	40.7	14.7	11.3	22.9
Total benefits and expenses	269.1	210.7	280.1	222.2	265.8
Operating income (loss)	29.2	61.1	87.8	(7.9)	70.3
Interest expense	(5.9)	(5.6)	(5.7)	(5.6)	(5.6)
Income before income taxes	23.3	55.5	82.1	(13.5)	64.7
Income tax expense (benefit)	9.2	16.8	25.6	(38.3)	22.0
Net income	$14.1	$38.7	$56.5	$24.8	$42.7

Net income per common share:

Basic	$0.24	$0.66	$0.97	$0.43	$0.87
Diluted	$0.24	$0.66	$0.97	$0.42	$0.87
Weighted average common shares used in computing net income per common share:
Basic	58.28	58.27	58.27	58.27	49.14
Diluted	58.45	58.36	58.47	58.45	49.26

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Reconciliation from Net Income (Loss) to Adjusted Operating Income ("AOI ")

All amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization and income taxes.

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(Dollars in millions, except per share data)
Net Income	$14.1	$38.7	$56.5	$24.8	$42.7
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	2.2	(5.5)	(39.5)	(3.6)	(6.4)
Effect of change in FIA embedded derivative discount rate, net of offsets	20.0	0.7	8.1	10.4	(13.9)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	(8.7)	(6.0)	10.2	15.1	2.6
Effects of class action litigation reserves, net of offsets	(0.5)	—	(0.1)	1.1	—
Residual net income of distributed subsidiaries	—	—	—	—	—
AOI	$27.1	$27.9	$35.2	$47.8	$25.0

Per diluted common share:
Net income	$0.24	$0.66	$0.97	$0.42	$0.87
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	0.04	(0.09)	(0.68)	(0.06)	(0.13)
Effect of change in FIA embedded derivative discount rate, net of offsets	0.34	0.01	0.14	0.18	(0.28)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	(0.15)	(0.10)	0.17	0.26	0.05
Effects of class action litigation reserves, net of offsets	(0.01)	—	—	0.02	—
Residual net income of distributed subsidiaries	—	—	—	—	—
AOI per diluted share	$0.46	$0.48	$0.60	$0.82	$0.51
NON-GAAP FINANCIAL MEASURES
AOI is a non-GAAP economic measure we use to evaluate financial performance each period for the periods subsequent to the Fidelity & Guaranty Life Holdings, Inc. ("FGLH") Acquisition. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other than temporary impairments ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives, (ii) the effect of changes in the rates used to discount the fixed indexed annuity (“FIA”) embedded derivative liability, (iii) the effect of change in fair value of reinsurance related embedded derivative, (iv) the effect of class action litigation reserves and (v) residual net income of distributed subsidiaries we no longer own. All adjustments to AOI are net of the corresponding VOBA, DAC and income tax impact related to these adjustments as appropriate. While these adjustments are an integral part of the overall performance of Fidelity & Guaranty Life ("FGL"), market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Together with net income we believe AOI provides meaningful financial metrics that help investors understand our underlying results and profitability.
Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

In the second quarter of 2014, we revised our definition of AOI from a pre-tax basis to an after-tax basis to better reflect the basis on which the performance of our business is internally assessed. AOI now includes interest expense and an effective tax rate of 35.0% is now applied to reconciling items made to net income. All prior periods presented have been revised to reflect this new definition. Additionally, during the second quarter of 2014 we revised our definition of AOI to exclude the effect of class action litigation reserves, net of the corresponding VOBA, DAC and income tax impact related to these adjustments. This change has been reflected in the current period calculation. Lastly, during the second quarter of 2014 we revised our definition of AOI to exclude residual net income of distributed subsidiaries; specifically the portion of Front Street Re income not already accounted for in the AOI adjustments above. From the inception of the reinsurance treaty on December 31, 2012 through August 9, 2013, Front Street Re was a fully consolidated subsidiary of FGL. On August 9, 2013 in preparation for the initial public offering ("IPO"), FGL distributed this subsidiary to its parent company. Adjusting for this distribution provides a better view of the underlying performance of FGL as it is now structured post-IPO.

Summary of Adjustments to Arrive at AOI (Unaudited)

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(Dollars in millions)
Revenue:
Net investment gains (a)	$(14.3)	$(22.7)	$(51.5)	$22.3	$(7.5)
(Decrease) increase in total revenues	(14.3)	(22.7)	(51.5)	22.3	(7.5)

Benefits and expenses:
Benefits and other changes in policy reserves (b)	50.7	1.0	20.5	25.8	(34.3)
Acquisition and operating expenses, net of deferrals (c)	(0.8)	—	0.7	2.3	—
Amortization of intangibles	(15.7)	5.3	(2.7)	(15.0)	14.6
Increase (decrease) in total benefits and expenses	34.2	6.3	18.5	13.1	(19.7)

(Decrease) increase in pre-tax operating income	19.9	(16.4)	(33.0)	35.4	(27.2)

Increase (decrease) in income tax expense (benefit)	(6.9)	5.6	11.7	(12.4)	9.5
Increase (decrease) due to residual net income of distributed subsidiaries	—	—	—	—	—
Increase (decrease) in net income (loss)	$13.0	$(10.8)	$(21.3)	$23.0	$(17.7)

(a) Net investment gains: includes the effects of net investment gains and change in fair value of the reinsurance related embedded derivative.
(b) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the FIA embedded derivative discount rate.
(c) Acquisition and operating expenses: includes the effects of the class action litigation reserve.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Capitalization/Book Value per Share

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(Dollars in millions, except per share data)
Capitalization:
Debt	$300.0	$300.0	$300.0	$300.0	$300.0
Total debt	300.0	300.0	300.0	300.0	300.0
Total shareholders' equity	1,665.4	1,659.2	1,676.6	1,496.4	1,305.5
Total capitalization	1,965.4	1,959.2	1,976.6	1,796.4	1,605.5
AOCI	345.2	349.6	402.6	275.5	106.1
Total capitalization excluding AOCI (a)	$1,620.2	$1,609.6	$1,574.0	$1,520.9	$1,499.4

Total shareholders' equity	1,665.4	1,659.2	1,676.6	1,496.4	1,305.5
AOCI	345.2	349.6	402.6	275.5	106.1
Total shareholders' equity excluding AOCI (a)	$1,320.2	$1,309.6	$1,274.0	$1,220.9	$1,199.4

Common shares outstanding	58.70	58.44	58.44	58.44	58.27

Book Value per Share: (b)
GAAP Book value per share including AOCI	$28.37	$28.39	$28.69	$25.61	$22.40
GAAP Book value per share excluding AOCI (a)	$22.49	$22.41	$21.80	$20.89	$20.58

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Return on Shareholders' Equity (c)
Return on average shareholders' equity, excluding AOCI (c)	10.6%	13.5%	20.1%	20.7%	26.3%

Return on Shareholders' Equity - AOI (d)
Adjusted Operating ROE, excluding AOCI (d)	10.9%	11.3%	16.1%	14.9%	13.0%

	Three months ended
Quarterly Average ROE	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Return on average shareholders' equity, excluding AOCI (c)	4.3%	12.0%	18.1%	8.2%	15.4%
Adjusted Operating ROE, excluding AOCI (d)	8.2%	8.6%	11.3%	15.8%	9.0%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	18.5%	18.6%	19.1%	19.7%	20.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI (a non-GAAP financial measure) are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Equity, excluding AOCI is a non-GAAP measure. It is calculated by dividing net income by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch
As of Date of Financial Supplement
Fidelity and Guaranty Life Insurance Company	BBB-	B++	Baa3	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Baa3	BBB
Rating Agency Outlook	Stable	Stable	Stable	Stable

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended December 31,
	2014	2013
Yield on average assets under management "AAUM" (at amortized cost)	4.83%	4.64%
Less: Interest credited and option cost	2.99%	3.04%
Total net investment spread - All product lines	1.84%	1.60%

FIA net investment spread	2.87%	2.62%

Investment book yield - bonds purchased during the period (b)	5.21%	5.38%

AAUM (a)	$17,265.5	$15,802.7

(a) AAUM is a non-GAAP measure and is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.
(b) Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents.

Sales Results by Product

(Dollars in millions)	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Fixed index annuities	$647.5	$454.6	$378.6	$318.2	$300.7
Fixed rate annuities	255.1	47.0	13.0	409.4	239.7
Index universal life	6.7	5.6	5.9	4.8	5.0
All other products	7.9	8.3	7.6	4.2	1.6
Total Sales	$917.2	$515.5	$405.1	$736.6	$547.0

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Account balances at beginning of period:	$12,643.1	$12,330.0	$12,144.7	$11,626.0	$11,339.0
Net deposits	827.6	500.3	392.3	721.3	545.4
Premium and interest bonuses	8.6	7.5	9.0	8.4	7.5
Fixed interest credited and index credits	126.1	132.1	128.4	119.8	124.7
Guaranteed product rider fees	(7.0)	(4.8)	(5.7)	(5.9)	(4.1)
Surrenders, withdrawals, deaths, etc.	(344.3)	(322.0)	(338.7)	(324.9)	(386.5)
Account balance at end of period	$13,254.1	$12,643.1	$12,330.0	$12,144.7	$11,626.0
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Annuity Deposits by Product Type

	Three Months Ended December 31,
Product Type	2014	2013
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$571.7	$251.5
Fixed Strategy	79.0	50.7
	650.7	302.2

Fixed Rate Annuities:
Single-Year Rate Guaranteed	12.2	12.2
Multi-Year Rate Guaranteed	236.3	231.9

Total before coinsurance ceded	899.2	546.3
Coinsurance ceded	71.6	0.9
Net after coinsurance ceded	$827.6	$545.4

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at December 31, 2014:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%

Fixed Index Annuities	11.6	6.2	9.2%	$10,340.4	78.0%
Single-Year Rate Guaranteed	11.7	0.9	1.1%	671.9	5.1%
Multi-Year Rate Guaranteed	5.8	3.4	7.8%	2,241.8	16.9%
Total				$13,254.1	100.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$640.7	$1,053.0
0.0% < 2.0%	47.6	56.1
2.0% < 4.0%	135.6	796.5
4.0% < 6.0%	207.5	891.4
6.0% < 8.0%	674.0	906.7
8.0% < 10.0%	1,154.2	1,287.0
10.0% or greater	54.1	5,349.7
	$2,913.7	$10,340.4

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,761.3	—%
2015	866.3	3.3%
2016 - 2017	2,198.1	6.3%
2018 - 2019	2,583.8	9.1%
2020 - 2021	1,462.8	11.2%
Thereafter	$4,381.8	12.8%
	13,254.1	8.5%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,177.2	$909.3
0.0% - 1.0%	477.1	1,078.5
1.0% - 2.0%	175.7	97.3
2.0% - 3.0%	935.8	16.0
3.0% - 4.0%	147.8	0.4
4.0% - 5.0%	0.1	—
Allocated to index strategies	—	8,238.9
	$2,913.7	$10,340.4

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$583.0	$931.4	$—
2-3%	46.6	—	—	—
3-4%	150.6	447.6	—	—
4-5%	133.3	936.4	—	—
5-6%	18.6	718.4	71.9	—
6-7%	4.8	210.9	24.3	1.3
7% +	0.8	131.2	5.6	57.2
Total	$354.7	$3,027.5	$1,033.2	$58.5

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$6.3
1% to 2%	2,054.3
2% to 3%	1,002.1
3% +	438.5
Total	$3,501.2

3 Year Step Forward with Cap

Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)
At minimum	$17.6
5% to 7%	50.4
7% to 9%	50.4
9% to 11%	26.4
11% to 13%	14.0
13% +	—
Total	$158.8

There is an additional $105.0 million Account Value allocated to strategies not listed above. Of this $105.0 million, $22.3 million is at the guaranteed rates.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	December 31, 2014			September 30, 2014
	Amortized Cost	Carrying Value	Percent	Amortized Cost	Carrying Value	Percent

Fixed maturity securities, available-for-sale:
United States Government full faith and credit	$576.1	$583.6	3.0%	$291.0	$296.0	1.6%
United States Government sponsored entities	99.8	102.7	0.5%	104.3	107.3	0.6%
United States municipalities, states and territories	1,221.5	1,361.9	7.0%	1,149.9	1,259.8	6.7%
Corporate securities:
Finance, insurance and real estate	4,501.0	4,797.2	24.8%	4,485.0	4,743.0	25.2%
Manufacturing, construction and mining	839.6	826.3	4.3%	871.3	882.9	4.7%
Utilities and related sectors	1,817.8	1,906.2	9.9%	1,822.2	1,922.4	10.2%
Wholesale/retail trade	1,047.3	1,096.5	5.7%	1,046.3	1,087.5	5.8%
Services, media and other	1,052.9	1,088.5	5.6%	1,104.3	1,143.6	6.1%
Hybrid securities	1,268.7	1,301.5	6.7%	1,279.1	1,316.1	7.0%
Non-agency residential mortgage-backed securities	1,995.6	2,099.2	10.9%	1,880.5	2,006.7	10.6%
Commercial mortgage-backed securities	649.4	668.4	3.5%	617.6	636.9	3.4%
Asset-backed securities	2,102.5	2,078.4	10.7%	2,040.4	2,032.4	10.8%
Equity securities (a)	640.7	657.9	3.4%	679.0	697.7	3.7%
Commercial mortgage loans	206.8	206.8	1.1%	136.2	136.2	0.7%
Other (primarily derivatives and policy loans)	449.3	559.5	2.9%	414.9	533.0	2.9%
Total	$18,469.0	$19,334.6	100.0%	17,922.0	$18,801.5	100.0%

Credit Quality of Fixed Maturity Securities at December 31, 2014

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$10,407.1	58.1%	AAA	$2,030.5	11.3%
2	6,751.7	37.7%	AA	1,962.1	11.0%
3	349.4	2.0%	A	3,935.3	22.0%
4	304.5	1.7%	BBB	7,159.7	40.0%
5	97.7	0.5%	BB	648.1	3.6%
6	—	—%	B and below	2,174.7	12.1%
	$17,910.4	100.0%		$17,910.4	100.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$121.4	$129.0	$132.3
Prime	316.1	261.7	271.7
Subprime	699.9	562.5	596.2
Alt-A	1,552.1	1,142.2	1,201.7
	$2,689.5	$2,095.4	$2,201.9
Total by NAIC designation
1	$2,662.3	$2,072.7	$2,176.8
2	18.9	16.1	18.2
3	8.3	6.6	6.9
	$2,689.5	$2,095.4	$2,201.9

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	December 31, 2014
Issuer (a):	Fair Value	Percentage
Wells Fargo & Company	$170.2	0.9%
Goldman Sachs Group, Inc.	155.1	0.8%
JP Morgan Chase & Company	151.0	0.8%
Metropolitan Transportation Authority (NY)	134.6	0.7%
General Electric Company	129.7	0.7%
Bank of America Corporation	125.7	0.7%
MetLife, Inc.	121.3	0.6%
Nationwide Mutual Insurance Company	96.0	0.5%
Citigroup, Inc.	89.0	0.5%
Exelon Generation Company, LLC	87.4	0.5%
(a) Issuers excluding U.S. Governmental securities and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Reinsurance Counterparty Risk

(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reinsurance	$1,521.2	A	Not Rated	Not Rated
Front Street Re	1,311.9	Not Rated	Not Rated	Not Rated
Security Life of Denver	174.2	A	A-	A3
Scottish Re	109.1	Not Rated	Not Rated	Not Rated
London Life	100.8	A	Not Rated	Not Rated

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA  50309

Investor Contact:
Lisa Foxworthy-Parker
Fidelity & Guaranty Life
Lisa.Parker@fglife.com
515-330-3307

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2015
First Quarter	$26.59	$20.12	$24.27	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2014
(unaudited)

Research Analyst Coverage

Thomas Gallagher
Credit Suisse
(212) 538-2010
thomas.gallagher@credit-suisse.com

Eric Berg
RBC Capital Markets
(212) 618-7593
eric.berg@rbccm.com

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgancom

Sean Dargan
Macquarie Capital (USA) Inc.
212-231-0663
sean.dargan@macquarie.com